DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Strategic Municipal Bond Fund, Inc. for the 12-month reporting period ended November
30, 1997. Your Fund produced a total return including bond price changes and interest income of 6.44%.* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $.657 per share.** This is equivalent to a Federally tax-free distribution rate per share of 6.18%.***
Economic Review
    Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems.
If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.
    Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.
    The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate
(a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.
    The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.
Market Analysis
    The investment landscape has changed considerably since our last communication to Shareholders. The U.S. economy continues to expand as exhibited by strengthening employment, personal income and consumer confidence data. Normally, the fixed income markets would be bracing for higher interest rates in anticipation of a Fed tightening of monetary policy. The Asian financial crisis should, at least temporarily, keep the monetary authority from taking any actions that could exacerbate the problems abroad. It is still too soon to predict the depth and worldwide impact of the Asian turmoil. Certainly, there will be some economic slowing both in the U.S. and internationally. The markets have concluded that the fallout from developments in Asia should have the same effect as a Fed interest rate hike, as evidenced by the sharp drop in long-term interest rates since the onset of the Asian problems.
    The current climate is still favorable for fixed income investments and particularly for tax-free bonds. Prices of commodities, including oil and gold, continue to fall. Such activity is considered a harbinger of still lower bond yields. A slowing economy could benefit bonds at the expense of stocks. Many investment strategists are increasing their recommended holdings of bonds while reducing exposure to equities.
   Interest rates have fallen steadily during the last six months and are now more than fifty basis points (one-half of 1%) lower than they were one year ago. This performance is all the more compelling in view of a surge in new bond issuance during 1997. Most of the new-issue sales have occurred in recent months due largely to the considerable drop in rates: issuers have seized this opportunity to fund new infrastructure projects as well as refinance their outstanding, higher interest rate bonds. We anticipate that there will be a significant slowdown in the pace of debt issuance. This could occur just when investor purchases should increase. Our reasoning is largely influenced by the expectation of further economic weakness and the positive impact it might have on bonds.
Portfolio Overview
    The Fund seeks to maximize tax-exempt dividend income. This necessitates a focus on owning securities that will generate a comparatively high degree of coupon income.  As currently structured, the Fund's performance is expected to outpace the municipal market when interest rates are relatively stable or rising; however, when rates are declining, it should not be expected that the Fund's performance will exceed that of the market. With a duration of just under five years, this Fund's risk measure is currently nearly 30% less than that of the Lehman Municipal Bond Index. The municipal bond market's rally to higher prices (lower yields) this year has benefited most those funds that, unlike the Fund, are postured aggressively for the generation of capital gain income rather than tax-exempt income.
    The Fund has continued to distribute a generous dividend. This distribution generated a tax-free distribution rate of over 6%, based on the Fund's market price at the end of the reporting period, well in excess of what new municipal bonds of similar quality, maturity and duration are yielding today. We see that our mission in the future is to continue to manage the Fund in order to maximize the tax-free dividend paid to Shareholders. Given today's lower interest rate environment, we have a big challenge. The municipal market's performance during the next year will, to a large extent, determine our success. Again, to reiterate, our focus will continue to be on purchasing the best yielding bonds that meet our investment criteria. We believe that this approach is in concert with your investment objectives.
                          Very truly yours,
                       Richard J. Moynihan (SIGNATURE LOGO)
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
December 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid based upon net asset value per share.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
SELECTED INFORMATION                             NOVEMBER 30, 1997 (UNAUDITED)
Market Price per share November 30, 1997................               $10 5\8
Shares Outstanding November 30, 1997.......................         46,995,307
New York Stock Exchange Ticker Symbol........................              DSM
MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                             Fiscal Year Ended November 30, 1997
                       ________________________________________________________________________________________________
                            Quarter                    Quarter                    Quarter                 Quarter
                             Ended                      Ended                      Ended                   Ended
                       February 28, 1997             May 31, 1997             August 31, 1997        November 30, 1997
                       _________________        ____________________        __________________    _____________________
High                           $10 1\8                    $10 1\4                     $10 1\2                   $10 5\8
Low                              9 1\8                      9 7\8                       9 7\8                    91 5\16
Close                           10 1\8                     10                          10 1\4                    10 5\8
PERCENTAGE GAIN based on change in Market Price*
November 22, 1989 (commencement of operations) through November 30, 1997.....                                86.82%
December 1, 1992 through November 30, 1997...................................                                47.72
December 1, 1996 through November 30, 1997...................................                                16.60
March 1, 1997 through November 30, 1997......................................                                10.39
June 1, 1997 through November 30, 1997.......................................                                 9.86
September 1, 1997 through November 30, 1997..................................                                 5.39
NET ASSET VALUE PER SHARE
               November 22, 1989 (commencement of operations).......                $9.32
               November 30, 1996....................................                 9.54
               February 28, 1997....................................                 9.49
               May 31, 1997.........................................                 9.39
               August 31, 1997......................................                 9.49
               November 30, 1997....................................                 9.49
PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations) through November 30, 1997.......                              79.05%
December 1, 1992 through November 30, 1997.....................................                              38.29
December 1, 1996 through November 30, 1997.....................................                               6.44
March 1, 1997 through November 30, 1997........................................                               5.20
June 1, 1997 through November 30, 1997.........................................                               4.50
September 1, 1997 through November 30, 1997....................................                               1.67
*With dividends reinvested.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 NOVEMBER 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments-99.2%                                                                Amount             Value
_______________________________________________________________________________                   ____________      ____________
Alabama-.7%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)..                      $  3,000,000      $  3,218,670
Arkansas-.5%
Saline County, HR, Refunding, Improvement
  7.875%, 9/1/2019 (Prerefunded 9/1/1999) (a)...............................                         2,000,000         2,164,060
Colorado-1.3%
Colorado Health Facilities Authority, Revenue
  (American Housing Foundation 1 Inc. Project) 10.25%, 12/1/2020............                         5,800,000         5,573,800
Connecticut-.9%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
  6%, 11/15/2027............................................................                         4,000,000         4,113,160
Delaware-1.5%
Delaware Health Facilities Authority, Revenue,
  Refunding (Beebe Medical Center Project) 6.80%, 6/1/2024..................                         5,905,000         6,396,414
District of Columbia-1.9%
Metropolitan Washington Airports Authority, Special Facilities Revenue
  (Caterair International Corp.) 10.125%, 9/1/2011..........................                         7,920,000         8,146,750
Florida-5.2%
Florida Board of Education, Capital Outlay 8.63%, 6/1/2019 (b,c)............                        15,000,000        17,418,750
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015 (d)....................................................                         5,000,000         2,675,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (d).....................................................                         5,000,000         2,525,000
Georgia-2.9%
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                        10,520,000        12,725,308
Illinois-12.8%
Chicago-O'Hare International Airport, Special Facility Revenue
  Refunding (Delta Airlines Project) 6.45%, 5/1/2018........................                         2,790,000         2,945,570
  (United Airlines Inc. Project):
    8.20%, 5/1/2018.........................................................                         7,085,000         7,622,681
    8.40%, 5/1/2018.........................................................                         6,480,000         6,971,702
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition Program)
    6.05%, 7/1/2019.........................................................                         5,290,000         5,458,751
    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a)..............................                         5,000,000         5,538,559
Illinois Health Facilities Authority, Revenue
  (Ravenswood Hospital Medical Center Project) 8.25%, 11/1/2010.............                        11,800,000        12,638,390

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      NOVEMBER 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
_______________________________________________________________________________                   ____________      ____________
Illinois (continued)
Robbins, RRR (Robbins Resource Recovery Partners):
  8.375%, Series A, 10/15/2016..............................................                      $ 11,500,000      $ 11,879,270
  8.375%, Series B, 10/15/2016..............................................                         3,000,000         3,098,940
Indiana-3.7%
Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue
  (Bethlehem Steel Corp. Project) 8%, 4/1/2024..............................                         6,000,000         6,756,840
Indianapolis Airport Authority, Special Facility Revenue
  (United Airlines Inc. Project) 6.50%, 11/15/2031..........................                         8,750,000         9,358,038
Kentucky-2.3%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project) 6.125%, 2/1/2022..............                         5,000,000         5,112,850
Morgantown Health Care Facility, Revenue (Southern Health Care System
Project)
  10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)...............................        .                4,150,000         4,778,352
Louisiana-4.7%
Lake Charles Harbor and Terminal, District Port Facilities Revenue,
  Refunding (Trunkline LNG Co. Project) 7.75%, 8/15/2022....................                        15,000,000        17,288,100
Parish of De Soto, Environmental Improvement Revenue,
  Refunding (International Paper Co. Project) 6.55%, 4/1/2019...............                         2,900,000         3,158,477
Maryland-2.2%
Baltimore County, PCR,
  Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015.................                         5,000,000         5,521,950
Maryland Industrial Development Financing Authority, EDR
  (Medical Waste Associates Limited Partnership) 8.75%, 11/15/2010..........                         4,255,000         4,329,463
Massachusetts-5.0%
Massachusetts Health and Educational Facilities Authority, Revenue
   Refunding (Beth Israel Hospital Issue) 8.42%, 7/1/2025 (Insured; AMBAC) (b)                       3,250,000         3,570,938
Massachusetts Housing Finance Agency, Residential Housing Revenue
  8.40%, 8/1/2021...........................................................                         3,415,000         3,534,969
Massachusetts Industrial Finance Agency, Revenue (Sturdy Memorial Hospital)
  7.90%, 6/1/2009...........................................................                         4,700,000         4,989,990
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
  10%, 3/1/2026.............................................................                         7,000,000         7,818,790
Pittsfield, SWDR (Vicon Recovery Associates Project) 7.95%, 11/1/2004.......                         1,745,000         1,819,861
Michigan-2.3%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.......                         5,000,000         5,923,450
Michigan Strategic Fund, SWDR,
   Refunding (Genesee Power Station Project) 7.50%, 1/1/2021................                         4,000,000         4,323,160

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      NOVEMBER 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount             Value
_______________________________________________________________________________                   ____________      ____________
Minnesota-1.1%
Washington County Housing and Redevelopment Authority,
  Governmental Housing Revenue (Woodland Park Apartments) 9.75%, 5/1/2020...                      $  5,035,000      $  4,783,250
Mississippi-2.5%
Claiborne County, PCR (Middle South Energy Inc.) 9.875%, 12/1/2014..........                        10,000,000        10,816,100
Missouri-1.6%
Jackson County Industrial Development Authority, Health Facilities Revenue
  (Carondelet Health Corp. Project) 9%, 7/1/2020............................                         6,735,000         7,206,450
New Jersey-1.4%
New Jersey Economic Development Authority, First Mortgage Revenue
  (The Evergreens) 9.25%, 10/1/2022.........................................                         5,000,000         6,160,750
New Mexico-.7%
New Mexico Mortgage Finance Authority, SFMR 7.80%, 3/1/2021.................                         2,860,000         2,979,805
New York-5.2%
New York City,
  8%, 8/15/2018 (Prerefunded 8/15/2001) (a).................................                         1,485,000         1,698,053
New York City Industrial Development Agency, Civic Facility Revenue
  (YMCA of Greater New York Project) 8%, 8/1/2016 (Prerefunded 8/1/2001) (a)                         3,000,000         3,435,150
New York State Dormitory Authority, Revenue,
  Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014...........                         6,000,000         7,004,880
New York State Mortgage Agency, Revenue:
  8.10%, 10/1/2017..........................................................                         8,495,000         8,716,465
  Homeowner Mortgage, 6.05%, 4/1/2026.......................................                         2,000,000         2,083,560
North Carolina-1.5%
Halifax County Industrial Facilities and Pollution Control Financing
Authority, SWDR
  (Champion International Project) 8.15%, 11/1/2019.........................                         1,000,000         1,076,600
Haywood County Industrial Facilities and Pollution Control Financing
Authority, SWDR
  (Champion International Project) 8.10%, 11/1/2009.........................                         5,000,000         5,378,450
Pennsylvania-9.7%
Beaver County Industrial Development Authority, PCR,
  Refunding (Cleveland Electric Project) 7.625%, 5/1/2025...................                         8,800,000        10,018,448
Langhorne Manor Borough Higher Education and Health Authority, Revenue
  (Woods Schools) 8.75%, 11/15/2014 (Prerefunded 11/15/1999) (a)............                         5,000,000         5,531,950
Lehigh County General Purpose Authority, Revenue (Wiley House)
  8.75%, 11/1/2014..........................................................                        11,000,000        11,508,530
Montgomery County Higher Education and Health Authority, Revenue:
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         4,390,000         4,719,426
  (Retirement Community-G.D.L. Farms)
    9.50%, 1/1/2020 (Prerefunded 1/1/2000) (a)..............................                         5,500,000         6,172,430

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount             Value
______________________________________________________________________________                    ____________      ____________
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RRR
  (Northhampton Generating Project) 6.60%, 1/1/2019.........................                      $  4,200,000      $  4,370,814
Pennsylvania Housing Finance Agency, Multi-Family Development Revenue
  8.25%, 12/15/2019.........................................................                           299,000           314,150
Rhode Island-1.9%
Rhode Island Health and Educational Building Corp., Revenue,
  Refunding, Hospital Financing (Landmark Medical Center)
  8.125%, 7/1/2019 (Prerefunded 7/1/1999) (a)...............................                         7,520,000         8,128,518
Tennessee-1.6%
Maury County Health and Educational Facilities Board, Health Care Facilities
Revenue
  (Southern Health Care-Heritage) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                        6,100,000         7,020,734
Texas-12.6%
Georgetown Hospital Authority, HR, Refunding, Improvement and First Mortgage
  8.625%, 7/1/2015 (Prerefunded 7/1/1999) (a)...............................                         6,705,000         7,286,189
Houston Airport System, Special Facilities Revenue,
   Airport Improvement (Continental Airlines) 6.125%, 7/15/2017.............                         2,875,000         2,981,605
Mesquite Health Facilities Development Corp., Revenue (Christian Care Centers
Inc.)
  9.375%, 3/1/2020 (Prerefunded 3/1/2000) (a)...............................                        11,540,000        13,115,325
Texas Department of Housing and Community Affairs,
  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024...........                        13,700,000        15,268,239
Texas Health Facilities Development Corp., HR (All Saints Episcopal
Hospitals)
  7.80%, 8/15/2021 (Prerefunded 8/15/1999) (a)..............................                         3,000,000         3,235,260
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Project):
  8.625%, 9/1/2001..........................................................                         1,190,000         1,305,882
  8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)...............................                         5,100,000         5,972,355
Tyler Health Facilities Development Corp., HR, Refunding
  (East Texas Medical Center Regional Health Care System Project)
  6.75%, 11/1/2025..........................................................                         5,850,000         6,240,838
Utah-1.4%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (e).                        10,000,000         6,000,000
Vermont-.5%
Vermont Housing Finance Agency, Home Mortgage Purchase 8.10%, 6/1/2022......                         2,130,000         2,206,680
Virginia-5.9%
Fairfax County Water Authority, Revenue 7.530%, 4/1/2029 (b,c)..............                         4,000,000         4,200,000
Henrico County Industrial Development Authority, Revenue
  (Bon Secours Health Care System Project) 7.823%, 8/23/2027 (b)............                         7,500,000         8,971,875
Virginia Housing Development Authority, MFHR
  7.05%, 5/1/2018...........................................................                        12,000,000        12,836,520

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     NOVEMBER 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
_______________________________________________________________________________                   ____________      ____________
Wisconsin-2.6%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
  8.689%, 7/1/2025 (b,c)....................................................                      $ 10,600,000      $ 11,580,500
Wyoming-1.1%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024..............................................................                         2,200,000         2,427,216
  6.90%, 9/1/2024...........................................................                         2,000,000         2,210,060
                                                                                                                    ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $417,389,972).......................................................                                        $434,359,060
                                                                                                                    ============
Short-Term Municipal Investments-.8%
______________________________________________________________________________
California-.2%
California Pollution Control Financing Authority, SWDR, VRDN
  (Shell Oil Company-Martinez Project) 3.80% (Guaranteed; Shell Oil Co.) (g)...                   $  1,000,000      $  1,000,000
Massachusetts-.4%
Massachusetts Health and Educational Facilities Authortiy, Revenue, VRDN
  (Capital Assets Program) 3.75% (Insured; MBIA) (g)........................                         1,650,000         1,650,000
Mississippi-.2%
Perry County PCR, VRDN
  Refunding (Leaf River Forest Project) 3.90% (LOC; Wachovia Bank) (f,g)....                           900,000           900,000
                                                                                                                    ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $3,550,000).........................................................                                        $  3,550,000
                                                                                                                    ============
TOTAL INVESTMENTS-100.0%
  (cost $420,939,972).......................................................                                        $437,909,060
                                                                                                                    ============

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
________________________________________________________________________________________________________________________________
AMBAC         American Municipal Bond Assurance Corporation        MFHR        Multi-Family Housing Revenue
EDR           Economic Development Revenue                         PCR         Pollution Control Revenue
HR            Hospital Revenue                                     RRR         Resources Recovery Revenue
IDR           Industrial Development Revenue                       SFMR        Single Family Mortgage Revenue
MBIA          Municipal Bond Investors Assurance                   SWDR        Solid Waste Disposal Revenue
                 Insurance Corporation                             VRDN        Variable Rate Demand Notes
LOC           Letter of Credit
Summary of Combined Ratings (Unaudited)
________________________________________________________________________________________________________________________________
Fitch (h)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________          __________________
AAA                                Aaa                            AAA                               14.2%
AA                                 Aa                             AA                                12.7
A                                  A                              A                                  7.1
BBB                                Baa                            BBB                               24.0
BB                                 Ba                             BB                                 5.4
F1                                 MIG1, VMIG1, P1                SP1, A1                             .8
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                     35.8
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
________________________________________________________________________________________________________________________________
(a)Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)Inverse floater security-the interest rate is subject to change periodically.
(c)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30,
1997, these securities amounted to $33,199,250 or 7.4% of net assets.
(d)Non-income producing security, interest payments in default.
(e)Non-income accruing security.
(f)Secured by a letter of credit.
(g)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(h)Fitch currently provides creditworthiness information for a limited number of investments.
(i)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(j)At November 30, 1997, the Fund had $144,218,737 (32.3% of net assets)
invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                     NOVEMBER 30, 1997
                                                                                                       Cost             Value
                                                                                                  ____________      ____________
ASSETS:                 Investments in securities-See Statement of Investments.                   $420,939,972      $437,909,060
                        Cash.......................................                                                       60,309
                        Interest receivable........................                                                    8,387,335
                        Prepaid expenses and other assets..........                                                      186,918
                                                                                                                    ____________
                                                                                                                     446,543,622
                                                                                                                    ____________
LIABILITIES:            Due to The Dreyfus Corporation and affiliates.........                                           274,054
                        Accrued expenses...........................                                                      117,366
                                                                                                                    ____________
                                                                                                                         391,420
                                                                                                                    ____________
NET ASSETS..................................................................                                        $446,152,202
                                                                                                                    ============

REPRESENTED BY:         Paid-in capital............................                                                 $440,293,480
                        Accumulated undistributed investment income-net.....                                           3,007,685
                        Accumulated net realized gain (loss) on investments                                          (14,118,051)
                        Accumulated net unrealized appreciation (depreciation)
                          on investments-Note 4                                                                       16,969,088
                                                                                                                    ____________
NET ASSETS..................................................................                                        $446,152,202
                                                                                                                    ============
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized).............                                          46,995,307
NET ASSET VALUE per share...................................................                                               $9.49
                                                                                                                           =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME
INCOME                  Interest Income............................                                                 $ 32,395,480
EXPENSES:               Investment advisory fee-Note 3(a)..........                               $  2,200,532
                        Administration fee-Note 3(a)...............                                  1,100,266
                        Shareholders' reports......................                                     73,526
                        Directors' fees and expenses-Note 3(b).....                                     48,243
                        Shareholder servicing costs................                                     46,100
                        Registration fees..........................                                     41,558
                        Professional fees..........................                                     31,291
                        Custodian fees.............................                                        996
                        Miscellaneous..............................                                     20,822
                                                                                                  ____________
                              Total Expenses.......................                                                    3,563,334
                                                                                                                    ____________
INVESTMENT INCOME-NET.......................................................                                          28,832,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                        Net realized gain (loss) on investments....                               $    161,700
                        Net unrealized appreciation (depreciation) on
                            investments..................................                             (698,707)
                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            (537,007)
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 28,295,139
                                                                                                                    ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended           Year Ended
                                                                                           November 30, 1997    November 30, 1996
                                                                                           __________________  __________________
OPERATIONS:
  Investment income-net..................................................                     $ 28,832,146          $ 29,476,972
  Net realized gain (loss) on investments................................                          161,700               848,769
  Net unrealized appreciation (depreciation) on investments..............                         (698,707)           (4,410,447)
                                                                                             _____________         _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations......                       28,295,139            25,915,294
                                                                                             _____________         _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................                      (30,573,584)          (28,624,928)
                                                                                             _____________         _____________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c).........................................                        7,749,563             4,198,466
                                                                                             _____________         _____________
    Total Increase (Decrease) in Net Assets..............................                        5,471,118             1,488,832
NET ASSETS:
  Beginning of Period....................................................                      440,681,084           439,192,252
                                                                                             _____________         _____________
  End of Period..........................................................                     $446,152,202          $440,681,084
                                                                                             =============         =============
Undistributed investment income-net......................................                    $   3,007,685          $  4,749,123
                                                                                             _____________         _____________
                                                                                                Shares                 Shares
                                                                                             _____________         _____________
CAPITAL SHARE TRANSACTIONS:
    Increase in Shares Outstanding as a Result of Dividends Reinvested...                          799,653               450,205
                                                                                             =============         =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements and market price data for the Fund's shares.

                                                                                       Year Ended November 30,
                                                                         _______________________________________________________
PER SHARE DATA:                                                            1997        1996        1995        1994        1993
                                                                         _______     _______     _______     _______     _______
    Net asset value, beginning of period.........                        $  9.54     $  9.60     $  8.68     $  9.93     $  9.78
                                                                         _______     _______     _______     _______     _______
    Investment Operations:
    Investment income-net........................                            .62         .64         .66         .65         .70
    Net realized and unrealized gain (loss)
      on investments.............................                           (.01)       (.08)        .90       (1.16)        .17
                                                                         _______     _______     _______     _______     _______
    Total from Investment Operations.............                            .61         .56        1.56        (.51)        .87
                                                                         _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income-net.........                           (.66)       (.62)       (.64)       (.67)       (.68)
    Dividends from net realized gain on investments                          --          --          --          --         (.04)
    Dividends in excess of net realized gain
      on investments.............................                            --          --          --         (.07)         --
                                                                         _______     _______     _______     _______     _______
    Total Distributions..........................                           (.66)       (.62)       (.64)       (.74)       (.72)
                                                                         _______     _______     _______     _______     _______
    Net asset value, end of period...............                        $ 9.49      $  9.54     $  9.60     $  8.68     $ 9.93
                                                                         =======     =======     =======     =======     =======
    Market value, end of period..................                        $10 5\8     $  9 3\4    $  9 1\4    $  8 5\8    $10 1\4
                                                                         =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN*.........................                          16.60%      12.61%      15.12%      (8.97%)      7.37%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                            .81%        .82%        .84%        .86%        .85%
    Ratio of net investment incom
      to average net assets......................                           6.55%       6.82%       7.12%       6.94%       7.05%
    Portfolio Turnover Rate......................                           2.95%      13.47%      13.19%      10.96%      13.87%
    Net Assets, end of period (000's Omitted)....                        $446,152    $440,681    $439,192    $396,316    $447,691
*  Calculated based on market value.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the Fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Boston Safe Deposit and Trust Company ("Custodian") acts as the Fund's custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the Fund's transfer agent, dividend-paying agent, registrar and plan agent.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.
    On November 26, 1997, the Board of Directors declared a cash dividend of $.055 per share from investment income-net, payable on December 26, 1997 to shareholders of record as of the close of business on December 11, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $14,118,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $4,805,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended November 30, 1997, the Fund did not borrow under the line of credit.
NOTE 3-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) The fee payable by the Fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the Fund's average weekly net assets. The fee payable by the Fund, pursuant to the provisions of an Administration Agreement with Dreyfus, is payable monthly based on an annual rate of .25 of 1% of the value of the Fund's average weekly net assets.
    (b) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1997 amounted to $19,014,491 and $12,702,097, respectively.
    At November 30, 1997, accumulated net unrealized appreciation on investments was $16,969,088, consisting of $33,529,515 gross unrealized appreciation and $16,560,427 gross unrealized depreciation.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Strategic Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                        (Ernst & Young LLP SIGNATURE LOGO)

New York, New York
January 6, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended November 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Shareholder") who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by First Data Investor Services Group, Inc., as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A Common Shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.
    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be by direct mail to First Data Investor Services Group, Inc., Attention:
Closed-End Funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder's name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.
    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
PROXY RESULTS (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on April 18, 1997. The description of each proposal and the number of shares voted are as follows:
                                                                                                      Shares
                                                                                   _____________________________________________
                                                                                         For                Authority Withheld
                                                                                   ___________________    ______________________
1. To elect three Class I Directors:*
    Hodding Carter, III............................                                   28,570,401.556           5,582,148.835
    Joseph S. DiMartino............................                                   28,616,482.329           5,536,068.620
    Richard C. Leone...............................                                   28,626,055.211           5,526,495.180
                                                                           For               Against              Abstained
                                                                     _______________      _____________         _____________
__________
2. To ratify the selection of Ernst & Young LLP
    as independent auditors of the Fund............                 33,604,801.748       101,607.163             446,141.480
____________________________
*  The terms of these Class I Directors expire in 2000.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Treasurer
    Michael S. Petrucelli
Vice President and Assistant Treasurer
    Douglas C. Conroy
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Richard W. Ingram
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
and Administrator
The Dreyfus Corporation
Custodian
Boston Safe Deposit and Trust Company
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend-Paying Agent,
Registrar and Plan Agent
First Data Investor Services Group, Inc.
Stock Exchange Listing
NYSE Symbol: DSM
Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal Bond
Funds" every Monday; Wall Street
Journal, Mutual Funds section under
the heading "Closed-End Bond Funds"
every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-National Municipal Bond
Funds" every Sunday.


______________________________________________________________________________
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
______________________________________________________________________________


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER AND ADMINISTRATOR
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND-PAYING AGENT,
REGISTRAR AND PLAN AGENT
First Data Investor Services Group, Inc.
One Exchange Place
Boston, MA 02109









Printed in U.S.A.                           852AR9711
Strategic
Municipal
Bond Fund, Inc.
Annual Report
November 30, 1997
Registration Mark
[Dreyfus logo]